SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549




                                 FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               March 1, 2002
                      ---------------------------------
                      (Date of earliest event reported)




                          DELTA PETROLEUM CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Colorado                    0-16203                84-1060803
       --------------              ----------          --------------------
        (State of                  Commission          (I.R.S. Employer
       Incorporation)                File No.            Identification No.)



                  Suite 1400
                  475 17th Street
                  Denver, Colorado                        80202
           -------------------------------------------------------
           (Address of principal executive offices)     (Zip Code)



      Registrant's telephone number, including area code: (303) 293-9133




               Suite 3310, 555 17th Street, Denver, Colorado 80202
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On March 1, 2002, Delta Petroleum Corporation ("Delta," "we," "us" or "our") completed the sale of 21 producing wells and acreage located primarily in the Eland and Stadium fields of Stark County, North Dakota ("Eland Properties"), to Sovereign Holdings, LLC, a privately-held Colorado limited liability company, for cash consideration of $2,750,000 pursuant to a purchase and sale agreement February 1, 2002 and effective January 1, 2002. A copy of the purchase and sale agreement is attached to this Form 8-K as Exhibit 10.1. The sale price of the properties was arrived at through arm's-length negotiations between unaffiliated parties engaged in the oil and gas business. There is no material relationship between Sovereign Holdings, LLC and us or any of our affiliates, directors or officers, or any associate of any of our directors or officers. These properties accounted for approximately 9.45% of our total assets as of June 30, 2001 and also accounted for approximately 22.6% of our total revenues and approximately 11.9% of our total operating expenses during our past fiscal year.

     Over the past fifteen months, the price of oil has dropped precipitously from $35 to less than $17.50 per barrel of oil. The Eland Properties are primarily oil producing properties. At the time of the sale, Delta determined that the sales price represented fair value in terms of both cash flow and remaining reserves. By virtue of the sale, Delta was able to reduce existing debt by $1,300,000 and increase cash on hand by $1,450,000 which will assist in Delta's previously announced acquisition of all of Castle Energy Corporation's United States oil and gas properties.

ITEM 5.  OTHER EVENTS

     On March 1, 2002, we also completed the sale of 34 non-operated gas wells and associated undeveloped acreage located in six fields in the Edwards Reef Trend in Lavaca, Dewitt, Karnee, Live Oak and McMullen counties, Texas, to Whiting Petroleum Corporation, a less than 10% shareholder of Delta, for cash consideration of $648,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (A) Condensed pro forma financial statements of Delta Petroleum Corporation for the six months ended December 31, 2001 and year ended June 30, 2001.

     (B)  Exhibits

          (10.1) Purchase and sale agreement between Delta Petroleum Corporation and Sovereign Holdings, LLC

                       DELTA PETROLEUM CORPORATION
                 CONDENSED PRO FORMA FINANCIAL STATEMENTS

     On March 1, 2002, Delta Petroleum Corporation ("Delta") completed the sale of 21 producing wells and acreage located primarily in Eland and Stadium fields of Stark County, North Dakota ("Eland Properties"), to Sovereign Holdings, LLC, a Colorado limited liability company, for $2,750,000 and effective January 1, 2002. A portion of the proceeds was used to reduce long-term debt.

     The following unaudited condensed pro forma balance sheet assumes that the sale of the Eland Properties occurred on December 31, 2001 and reflects the historical consolidated balance sheet of Delta giving pro forma effect to the disposition of assets and the use of proceeds there from to reduce long-term debt as though it had occurred as of December 31, 2001. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of the Company.

     The following unaudited condensed pro forma statement of operations for the six months ended December 31, 2001 and year ended June 30, 2001 assumes the disposition eliminates the historical results of operations of the Eland Properties from the historical results of operations of Delta for the six months ended December 31, 2001 and year ended June 30, 2001, and interest expense related to the long-term debt that was repaid with the proceeds.

     The unaudited condensed pro forma information should be read in conjunction with the historical statements and related notes of the Company and are not necessarily indicative of the results that would actually have occurred had this transaction been consummated on the dates or for the periods indicated, or which may occur in the future.

                        DELTA PETROLEUM CORPORATION
                 Unaudited Condensed Pro Forma Balance Sheet
                          As of December 31, 2001
                              (000's Omitted)


                                                                     Pro Forma
                                                         Delta      Adjustments       Pro Forma
                                                       Historical     (Note B)          Delta
                                                       ----------   -----------       ---------
Current Assets:
     Cash                                                $   444      $ 2,750 (1)      $ 1,894
                                                                       (1,300)(1)
     Accounts receivable                                   1,447                         1,447
     Prepaid assets                                          742                           742
     Other current assets                                    328                           328
                                                         -------      -------          -------
               Total current assets                        2,961        1,450            4,411
                                                         -------      -------          -------
Property and Equipment:
     Oil and gas properties, at cost, using
       the successful efforts method of accounting        31,452       (4,723)(1)       26,729
     Less accumulated depreciation and depletion          (6,692)       1,973 (1)       (4,719)
                                                         -------      -------          -------
               Net property and equipment                 24,760       (2,750)          22,010
                                                         -------      -------          -------
Long term assets:
     Other long term assets                                  263                           263
     Partnership net assets                                1,089                         1,089
                                                         -------      -------          -------
               Total long term assets                      1,352            -            1,352

                                                         $29,073       (1,300)         $27,773
                                                         =======      =======          =======
Current Liabilities:
     Current portion of long-term debt                   $ 2,839      $(1,300)(1)      $ 1,539
     Accounts payable                                      3,312                         3,312
     Other accrued liabilities                                67                            67
                                                         -------      -------          -------
               Total current liabilities                   6,218       (1,300)           4,918
                                                         -------      -------          -------
Long-term debt                                             6,047                         6,047
                                                         -------      -------          -------
Stockholders' Equity:
     Preferred stock, $.10 par value                           -                             -
     Common stock, $.01 par value                            114                           114
     Additional paid-in capital                           41,267                        41,267
     Accumulated other comprehensive loss                    (67)                          (67)
     Accumulated deficit                                 (24,506)                      (24,506)
                                                         -------      -------          -------
               Total stockholders' equity                 16,808            -           16,808
                                                         -------      -------          -------
Commitments
                                                         $29,073       (1,300)         $27,773
                                                         =======      =======          =======




     See accompanying notes to condensed pro forma financial statements.

                       DELTA PETROLEUM CORPORATION
            Unaudited Condensed Pro Forma Statement of Operations
                    Six Months Ended December 31, 2001
                            (000's Omitted)


                                                                Delta           Pro Forma
                                                 Delta          Historical     Adjustments   Pro Forma
                                               Historical    Eland Properties    (Note C)      Delta
                                               ----------    ----------------  -----------   ---------

Revenue:
     Oil and gas sales                         $   4,179         (1,169)                     $  3,010
     Gain on sale of oil and gas properties            -                                            -
     Other revenue                                    53                                           53
                                               ---------       --------           ------     --------
          Total revenue                            4,232         (1,169)               -        3,063


Exploration and Production
     Lease operating expenses                      1,923            (92)                        1,831
     Depreciation and depletion                    1,662           (746)                          916
     Abandoned and impaired properties               162                                          162
     Dry hole costs                                  381                                          381
                                               ---------       --------           ------     --------
                                                   4,128           (838)               -        3,290

Corporate general and administrative               1,341                                        1,341
                                               ---------       --------           ------     --------
          Total operating expenses                 5,469           (838)               -        4,631
                                               ---------       --------           ------     --------
Income (loss) from operations                     (1,237)          (331)               -       (1,568)

Other income and expenses:
     Other income                                      4                                            4
     Interest expense and financing costs           (673)                            54(1)      (619)
                                               ---------       --------           ------     --------
          Total other income and expenses           (669)             -               54         (615)
                                               ---------       --------           ------     --------
Net income (loss) before tax effect            $  (1,906)          (331)              54     $ (2,183)
                                               =========       ========           ======     ========

Income (loss) per share:
     Basic                                     $   (0.17)                                    $  (0.19)
                                               =========                                     ========
     Diluted                                   $   (0.17)                                    $  (0.19)
                                               =========                                     ========

Weighted average number of common and
   potential dilutive shares outstanding
     Basic                                        11,214                                       11,214
                                               =========                                     ========
     Diluted                                      11,214*                                      11,214
                                               =========                                     ========


*Potentially dilutive securities outstanding were anti-dilutive





      See accompanying notes to condensed pro forma financial statements.

                      DELTA PETROLEUM CORPORATION
           Unaudited Condensed Pro Forma Statement of Operations
                       Year Ended June 30, 2001
                            (000's Omitted)


                                                                Delta           Pro Forma
                                                 Delta          Historical     Adjustments   Pro Forma
                                               Historical    Eland Properties    (Note C)      Delta
                                               ----------    ----------------  -----------   ---------

Revenue:
     Oil and gas sales                         $  12,254         (2,916)                     $  9,338
     Gain on sale of oil and gas properties          458                                          458
     Other revenue                                   165                                          165
                                               ---------       --------           ------     --------
          Total revenue                           12,877         (2,916)               -        9,961

Exploration and Production
     Lease operating expenses                      4,787           (203)                        4,584
     Depreciation and depletion                    2,533         (1,125)                        1,408
     Abandoned and impaired properties               798                                          798
     Dry hole costs                                   94                                           94
                                               ---------       --------           ------     --------
                                                   8,212         (1,328)               -        6,884

Corporate general and administrative               2,987                                        2,987
                                               ---------       --------           ------     --------
          Total operating expenses                11,199         (1,328)               -        9,871
                                               ---------       --------           ------     --------
Income (loss) from operations                      1,678         (1,588)               -           90

Other income and expenses:
     Other income                                    528                                          528
     Interest expense and financing costs         (1,861)                            110(1)    (1,751)
                                               ---------       --------           ------     --------

          Total other income and expenses         (1,333)             -              110       (1,223)
                                               ---------       --------           ------     --------

Net income (loss) before tax effect            $     345         (1,588)             110     $ (1,133)
                                               =========       ========           ======     ========

Income (loss) per share:
     Basic                                     $    0.03                                     $  (0.11)
                                               =========                                     ========
     Diluted                                   $    0.03                                     $  (0.11)
                                               =========                                     ========
Weighted average number of common and
   potential dilutive shares outstanding:
     Basic                                        10,289                                       10,289
                                               =========                                     ========
     Diluted                                      11,753                                       11,753
                                               =========                                     ========





       See accompanying notes to condensed pro forma financial statements.

                         NOTES TO CONDENSED PRO FORMA
               FINANCIAL STATEMENTS JUNE 30, 2001 (UNAUDITED)

A) BASIS OF PRESENTATION

     The following unaudited condensed pro forma balance sheet assumes that the sale of the Eland Properties occurred on December 31, 2001 and reflects the historical consolidated balance sheet of Delta giving pro forma effect to the disposition of assets and the use of proceeds there from to reduce long-term debt as though it had occurred as of December 31, 2001. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of the Company.

     The following unaudited condensed pro forma statement of operations for the six months ended December 31, 2001 and year ended June 30, 2001 assumes the disposition eliminates the historical results of operations of the Eland Properties from the historical results of operations of Delta for the six months ended December 31, 2001 and year ended June 30, 2001, and interest expense related to the long-term debt that was repaid with the proceeds.

B) DISPOSITION OF ELAND PROPERTIES - BALANCE SHEET

     On March 1, 2002, Delta Petroleum Corporation ("Delta") completed the sale of 21 producing wells and acreage located primarily in Eland and Stadium fields of Stark County, North Dakota ("Eland Properties"), to Sovereign Holdings LLC, a Colorado limited liability company, for $2,750,000 and effective January 1, 2002. A portion of the proceeds was used to reduce long-term debt.

     The accompanying historical balance sheet of Delta at December 31, 2001 has been adjusted to record the disposition of the property interests of the Eland Properties as follows:

     (1) To record the receipt of proceeds from the sale of the Eland Properties and the reduction of long-term debt.

C) DISPOSITION OF ELAND PROPERTIES - STATEMENT OF OPERATIONS

     The accompanying condensed pro forma statement of operations for the six months ended December 31, 2001 and year ended June 30, 2001 have been adjusted to eliminate the historical revenue, direct lease operating expenses and depletion of the Eland Properties. In anticipation of the sale, Delta recorded an impairment of $162,000 for the six months ended December 31, 2001. No impairment was recorded to the pro forma statement of operations for the year ended June 30, 2001 due to the additional reserves attributable to the properties. In addition, the following adjustments have been made to the accompanying condensed pro forma statement of operations for the six months ended December 31, 2001 and year ended June 30, 2001:

     (1) To adjust interest expense for interest associated with the debt incurred in connection with the Eland Properties at a rate of 8.8% for the six months ended December 31, 2001 and 11.3% for the year ended June 30, 2001. (Rates are based on interest incurred during the respective periods presented.) A one-eighth change in interest rate would have a $1,625 annual impact on interest expense.

     No income tax effects of the pro forma adjustment have been reflected due to Delta's net operating loss carry forward position and income tax valuation allowance.

                                SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  March 15, 2002                 By: /s/ Roger A. Parker
                                          ---------------------------
                                          Roger A. Parker
                                          Chief Executive Officer








































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